                        LIFE CYCLE MUTUAL FUNDS(TM), INC.


                            Life Cycle Equity Fund(TM)
                             Life Cycle Bond Fund(TM)
                      Life Cycle Retirement Income Fund(TM)
                           Life Cycle Harvest Fund(TM)


                                 Annual Report
                                 July 31, 1996




Investment Advisor
         Benson White & Company
         656 East Swedesford Road
         Wayne, Pennsylvania 19087

Administrator
         Furman Selz LLC
         230 Park Avenue
         New York, New York 10169

Distributor
         Life Cycle Mutual Funds Distributors, Inc.
         230 Park Avenue
         New York, New York 10169

Custodian
         The Bank of New York
         90 Washington Street
         New York, New York 10286

Counsel
         Battle Fowler LLP
         75 East 55th Street
         New York, New York 10022

Independent Accountants
         Coopers & Lybrand L.L.P.
         2400 Eleven Penn Center
         Philadelphia, PA 19103



  This report is for the information of the shareholders of Life Cycle Mutual Funds, Inc. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

                       Life Cycle Mutual Funds(TM) Inc.



Life Cycle Equity Fund(TM)
Life Cycle Bond Fund(TM)
Life Cycle Retirement Income Fund(TM)
Life Cycle Harvest Fund(TM)


                                                           September 27, 1996

Dear Fellow Shareholders:

These are interesting times for investors. By most comparative historic measurements of value, the stock market is very highly valued. If we examine price to book value ratios, for example, stocks could be considered wildly overpriced. By other measures, however, stocks are fully priced, but not dangerously so. This makes it especially difficult for investors to judge what might happen next.

Bond prices, on the other hand, have dropped due to increases in interest rates. This increase in rates stems as much from the fear of inflation as it does from signs of actual inflation. As measured by traditional indicators such as the Consumer Price Index, inflation appears relatively quiet. It appears that prices have been held down by a combination of the globalization of labor and the implementation of technology.


Life Cycle Equity Fund

As of August 31, 1996, the average fundamental valuations of stocks making up the Standard & Poor's 500 Index appears overvalued in an historic context. Consider three important factors most analysts consider when valuing stocks--price to earnings, price to book value, and the dividend yield:

o Historically, the ratio of stock prices to earnings has averaged about 15.5. At the end of August this year, the ratio of price to earnings on the S&P 500 was 18.7.

o Historically, stocks sell at an average of approximately 160% of their book value. At the end of August, the S&P 500 was selling at an average of about 375% of book value.

o        Finally, historically, dividends have averaged approximately 4.5%.
         At the end of August, the dividend yield on the S&P 500 was approximately 2.25%.

There are those who would argue that the prices to earnings ratios are not far out of line compared to the historic averages, that the price to book ratio is less important than it used to be, and that dividend yields are increasingly being replaced by corporate stock buy back programs. However, it is better to err on the side of prudence when it comes to investing, and the Life Cycle Equity Fund has been positioned carefully to avoid becoming a victim of other investors' speculative excesses.

For comparative purposes, as of August 31, 1996, the Life Cycle Equity Fund was much more fairly valued compared to historic valuations. Specifically, the equity portfolio had an average price to earnings ratio of 12.7, and average price to book ratio of 2.13, and an average dividend yield of 4.27%.

The most important of these measures of value involves the dividend yield. All stocks in the Life Cycle Equity Fund pay a hefty dividend. This makes them productive assets in the sense that they produce a tangible benefit to their owners in the form of cash. Investing in productive assets becomes especially important during unsettling times when the stock market appears overvalued.

The Life Cycle Equity Fund has also been positioned with more cash in the portfolio than might otherwise be the case. There are times to be aggressive in the capital markets, and times to be cautious. We believe this is a time to err on the side of caution. Consequently, as of the end of August, the portfolio was approximately 14% cash.


The Life Cycle Bond Fund and the Life Cycle Retirement income Funds

The Life Cycle Bond Fund and the Life Cycle Retirement income Funds have also been positioned with caution. While we do not attempt to anticipate the direction or magnitude of interest rate movements, we do attempt to position the portfolios conservatively to protect the investor from an overexposure to bond price volatility.

Interest rates have increased since we last wrote you in March of this year. This increase has depressed the value of the bonds in the two portfolios. One way to protect the portfolio from price loss involves holding shorter maturity bonds, as they fall less in price for any given increase in prevailing interest rates. Thus, the average weighted maturity of both bond funds is quite short, amounting to 2.20 years for the Life Cycle Bond Fund, and 2.56 years for the Life Cycle Retirement Income Fund.


The Life Cycle Harvest Fund

The Life Cycle Harvest Fund continues to be invested in money market securities and is managed to maintain as stable a net asset value as possible. This portfolio structure is intended to be conservative, with little risk exposure to the loss of principal.


Yours truly,


/s/ Clay B. Mansfield                                /s/ Timothy W. Cunningham
---------------------------                          --------------------------
Clay B. Mansfield                                    Timothy W. Cunningham
Chairman and shareholder                             President and shareholder

A $10,000 investment in the Life Cycle Equity Fund, with a maximum sales load of 3.75%, made on the inception date would have increased to $10,400 (as of July 31, 1996). The graph below shows how this compares to our benchmark. Total return for the life of the Fund was 4.00%.

                               LIFE CYCLE          LIPPER EQUITY
                               EQUITY FUND         INCOME INDEX
                               -----------         ------------

           10/02/95                9,625               10,000
           10/31/95                9,307                9,894
           11/30/95                9,702               10,310
           12/31/95               10,032               10,565
           01/31/96               10,265               10,806
           02/29/96               10,342               10,885
           03/31/96               10,343               11,022
           04/30/96               10,617               11,122
           05/31/96               10,723               11,298
           06/30/96               10,771               11,319
           07/31/96               10,400               10,947




A $10,000 investment in the Life Cycle Bond Fund, with a maximum sales load of 3.75%, made on the inception date would have decreased to $9,662 (as of July 31, 1996). The graph below shows how this compares to our benchmark. Total return for the life of the Fund was -3.38%.

                                LIFE CYCLE        SALOMON 3-7 YR
                                BOND FUND           BOND INDEX
                               -----------        --------------

           10/02/95                9,625               10,000
           10/31/95                9,651               10,129
           11/30/95                9,669               10,282
           12/31/95                9,714               10,393
           01/31/96                9,757               10,495
           02/29/96                9,732               10,361
           03/31/96                9,643               10,270
           04/30/96                9,623               10,209
           05/31/96                9,604               10,191
           06/30/96                9,662               10,301
           07/31/96                9,662               10,335


A $10,000 investment in the Life Cycle Retirement Income Fund, with a maximum sales load of 3.75%, made on the inception date would have decreased to $9,623 (as of July 31, 1996). The graph below shows how this compares to our benchmark. Total return for the life of the Fund was -3.77%.

                               LIFE CYCLE          SALOMON 7-10 YR
                             RTM INCOME FUND         BOND INDEX
                             ---------------       ---------------

           10/02/95                9,625               10,000
           10/31/95                9,651               10,284
           11/30/95                9,668               10,557
           12/31/95                9,724               10,828
           01/31/96                9,778               10,832
           02/29/96                9,718               10,318
           03/31/96                9,611               10,110
           04/30/96                9,574                9,906
           05/31/96                9,549                9,888
           06/30/96                9,621               10,091
           07/31/96                9,623               10,090


* No graph is presented for the Life Cycle Harvest Funds as it invests in only short-term securities and in the opinion of the Advisor, there is no suitable benchmark for comparison.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Equity Fund(TM)
Portfolio of Investments - July 31, 1996


  Shares                                           Cost             Value
----------                                     ------------     ------------
             Common Stocks - 80.65%
             Banks - 8.95%
  1,850      Banc One  Corp..................  $     65,022     $     64,056
  1,400      First Chicago NBD  Bancorp......        59,571           53,900
  1,900      KeyCorp.........................        72,002           73,388
  2,100      National City Corp..............        70,862           72,712
                                               ------------     ------------
                                                    267,457          264,056
                                               ------------     ------------

             Chemicals - 2.13%
  2,100      Nalco Chemical Co...............        63,914           63,000
                                               ------------     ------------

             Financial Services - 6.94%
  1,700      Boatmen's Bancshares Inc........        66,777           68,000
  2,000      Corestates Financial Corp.......        83,401           78,500
  1,700      U.S. Bancorp....................        52,802           58,225
                                               ------------     ------------
                                                    202,980          204,725
                                               ------------     ------------

             Forest Products & Paper - 4.37%
  1,900      Potlatch Corp...................        79,908           71,250
  1,200      Union Camp  Corp................        63,972           57,600
                                               ------------     ------------
                                                    143,880          128,850
                                               ------------     ------------

             Holding Companies - 2.50%
  2,300      Eastern  Enterprises............        81,491           73,887
                                               ------------     ------------

             Insurance - 10.95%
  1,900      American General  Corp..........        68,039           66,025
  1,500      Lincoln National Corp...........        78,510           63,938
    700      Marsh & McLennan Cos., Inc......        66,948           63,438
  1,300      St. Paul Companies, Inc.........        66,216           67,275
  2,100      USLife Corp.....................        65,372           62,475
                                               ------------     ------------
                                                    345,085          323,151
                                               ------------     ------------

             Oil / Gas - 12.84%
  1,000      Amoco  Corp.....................        69,745           66,875
    500      Atlantic Richfield  Co..........        57,093           58,000
    700      Exxon Corp......................        57,548           57,575
    600      Mobil Corp......................        66,336           66,225
  2,700      Oneok Inc.......................        70,025           71,212
  1,200      Tenneco Inc.....................        63,670           59,100
                                               ------------     ------------
                                                    384,417          378,987
                                               ------------     ------------










                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Equity Fund(TM)
Portfolio of Investments (continued) - July 31, 1996


  Shares                                                                           Cost                  Value
  ------                                                                      ------------          ------------
             Common Stocks (continued)
             Telecommunications - 8.15%
  1,900      Alltel Corp. ................................................    $     63,064          $     52,013
  1,100      Ameritech  Corp. ............................................          62,079                61,050
  1,000      Bell Atlantic Corp. .........................................          62,435                59,125
  1,400      SBC Communication, Inc. .....................................          69,384                68,425
                                                                                ----------              --------
                                                                                   256,962               240,613
                                                                                ----------              --------

             Tobacco - 2.78%
  1,800      American Brands, Inc. .......................................          82,295                81,900
                                                                                ----------              --------

             Utilities - 21.04%
  2,400      Baltimore Gas & Electric Co. ................................          68,580                61,800
  1,800      Carolina Power & Light Inc.Co. ..............................          64,233                64,800
  2,600      Consolidated Edison of New York .............................          82,844                70,200
  1,400      Duke Power Co. ..............................................          68,530                67,025
  2,000      General Public Utilities Corp. ..............................          63,120                65,000
  2,400      Nicor Inc. ..................................................          66,043                68,100
  2,600      Pacific Enterprises .........................................          65,155                76,375
  3,200      Peco Energy Co. .............................................          78,369                75,200
  3,200      Southern Co. ................................................          77,730                72,400
                                                                                ----------              --------
                                                                                   634,604               620,900
                                                                                ----------              --------

             Total Investments - 80.65%                                         $2,463,085 +           2,380,069
                                                                                ==========

             Cash and other assets, net of liabilities - 19.35%                                          571,151
                                                                                                      ----------

             Net Assets - 100.00%                                                                     $2,951,220
                                                                                                      ==========

         +   Cost for book and tax purposes is substantially the same.





















                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Bond Fund(TM)
Portfolio of Investments - July 31, 1996


    Principal                                                                            Cost                  Value
   -----------                                                                         ---------             ---------
                  U. S. Treasury Obligations - 65.85%
     $40,000      Bills, 4.93%, 08/22/1996 .........................................   $  39,887             $  39,887
      20,000      Notes, 4.75%,  10/31/1998 ........................................      19,706                19,377
      20,000      Notes, 5.50%,  02/28/1999 ........................................      20,006                19,605
      40,000      Notes, 5.50%,  12/31/2000 ........................................      39,926                38,413
      30,000      Notes, 5.625%,  02/28/2001 .......................................      29,173                28,910
                                                                                       ---------             ---------
                                                                                         148,698               146,192
                                                                                       ---------             ---------

                  Total Investments - 65.85%                                             $148,698  +           146,192
                                                                                       ==========

                  Cash and other assets, net of liabilities - 34.15%                                            75,827
                                                                                                             ---------

                  Net Assets - 100.00%                                                                        $222,019
                                                                                                             =========

                  +  Cost for book and tax purposes is substantially the same.




































                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Retirement Income Fund(TM)
Portfolio of Investments - July 31, 1996


    Principal                                                                                     Cost                  Value
   -----------                                                                                  --------              --------
                U. S. Treasury Obligations - 71.36%
   $30,000      Bills, 4.93%  08/22/1996 ...............................................       $  29,915             $  29,915
    25,000      Notes, 5.125%,  11/30/1998 .............................................          24,856                24,380
    25,000      Notes, 5.50%,  04/15/2000 ..............................................          25,026                24,202
    40,000      Notes, 5.50%,  12/31/2000 ..............................................          39,925                38,413
    30,000      Notes, 5.75%,  10/31/2000 ..............................................          30,190                29,132
    50,000      Notes, 5.625%,  02/28/2001 .............................................          48,589                48,181
                                                                                                --------              --------
                                                                                                 198,501               194,223
                                                                                                --------              --------

                Total Investments - 71.36%                                                      $198,501  +            194,223
                                                                                                ========

                Cash and other assets, net of liabilities - 28.64%                                                      77,939
                                                                                                                      --------

                Net Assets - 100.00%                                                                                  $272,162
                                                                                                                      ========

                + Cost for book and tax purposes is substantially the same.



































                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
The Life Cycle Harvest Fund(TM)
Portfolio of Investments - July 31, 1996


 Principal                                                                                       Cost                  Value
-----------                                                                                    ---------             ---------
                U. S. Treasury Obligations - 75.14%
  $100,000      Bills, 4.87%,  08/15/1996 ...............................................      $  99,813             $  99,813
   100,000      Bills, 4.96%,  08/22/1996 ...............................................         99,715                99,715
   100,000      Bills, 5.11%,  09/19/1996 ...............................................         99,314                99,314
   100,000      Bills, 5.04%,  09/26/1996 ...............................................         99,227                99,227
   100,000      Bills, 5.17%,  10/10/1996 ...............................................         99,008                99,008
   100,000      Bills, 5.18%,  10/17/1996 ...............................................         98,907                98,907
   100,000      Bills, 5.25%,  10/24/1996 ...............................................         98,791                98,791
                                                                                               ---------             ---------
                                                                                                 694,775               694,775
                                                                                               ---------             ---------

                Total Investments - 75.14%                                                      $694,775  +            694,775
                                                                                                ========

                Cash and other assets, net of liabilities - 24.86%                                                     229,918
                                                                                                                       -------

                Net Assets - 100.00%                                                                                  $924,693
                                                                                                                      ========

                + Cost for book and tax purposes is substantially the same.


































                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Statements of Assets and Liabilities
July 31, 1996


                                               EQUITY          BOND        RETIREMENT      HARVEST
                                                FUND           FUND       INCOME FUND        FUND
                                            -----------    -----------    -----------    -----------
ASSETS
Investments, at value (cost $2,463,085,
   $148,698; $198,501 $694,775) .........   $ 2,380,069    $   146,192    $   194,223    $   694,775
Cash ....................................       229,331         31,870         36,297        191,944
Receivable for investments sold .........       265,744              0              0              0
Receivable for fund shares sold .........        24,764              0              0              0
Interest and dividends receivable .......         9,601          1,838          2,636          1,870
Receivable from affiliate ...............             0              0          7,017              0
Receivable from Advisor (Note 3) ........        51,678         32,037         27,646         28,792
Unamortized organization expense ........        28,023         28,060         22,219         28,060
                                            -----------    -----------    -----------    -----------
         Total assets ...................     2,989,210        239,997        290,038        945,441
                                            -----------    -----------    -----------    -----------

LIABILITIES
Payable for fund shares repurchased .....             0              0            600              0
Organization expense payable ............         9,431          9,431          9,431          9,430
Accrued expenses.........................        28,559          8,547          7,845         11,318
                                            -----------    -----------    -----------    -----------
         Total liabilities ..............        37,990         17,978         17,876         20,748
                                            -----------    -----------    -----------    -----------

NET ASSETS ..............................   $ 2,951,220    $   222,019    $   272,162    $   924,693
                                            ===========    ===========    ===========    ===========

NET ASSETS CONSIST OF:
Capital Stock ...........................   $       276    $        23    $        28    $        92
Additional paid-in capital ..............     2,917,439        224,502        276,412        924,901
Accumulated net realized gain / (loss) on
   investments ..........................       116,521              0              0           (300)
Net unrealized depreciation on
   investments ..........................       (83,016)        (2,506)        (4,278)             0
                                            -----------    -----------    -----------    -----------

NET ASSETS ..............................   $ 2,951,220    $   222,019    $   272,162    $   924,693
                                            ===========    ===========    ===========    ===========

Shares of beneficial interest outstanding       276,239         22,605         27,883         92,499
                                            ===========    ===========    ===========    ===========

Net Asset Value per share ...............   $     10.68    $      9.82    $      9.76    $     10.00
                                            ===========    ===========    ===========    ===========

Maximum Offering Price per share ($10.68,
   $9.82, $9.76, $10.00 / 0.9625,
   respectively) ........................   $     11.10    $     10.20    $     10.14    $     10.39
                                            ===========    ===========    ===========    ===========








                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Statements of Operations



                                                                  EQUITY             BOND          RETIREMENT          HARVEST
                                                                   FUND              FUND          INCOME FUND           FUND
                                                              October 2, 1995*  October 4, 1995*  October 4, 1995*  October 4, 1995*
                                                                  through           through           through           through
                                                               July 31, 1996     July 31, 1996     July 31, 1996     July 31, 1996
                                                               -------------     -------------     -------------     -------------
INVESTMENT INCOME
Interest..............................................         $   3,965          $   5,095        $   6,616          $  36,633
Dividend .............................................            52,140                  0                0                  0
                                                               ---------          ---------        ---------          ---------
     Total income ....................................            56,105              5,095            6,616             36,633
                                                               ---------          ---------        ---------          ---------


EXPENSES
Administrative (Note 3) ..............................            52,083             52,083           52,083             52,083
Audit ................................................            16,690              1,885            1,975              6,025
Legal ................................................            13,230              1,405            1,270              5,931
Custodian ............................................             7,203              1,348            1,022              1,873
Amortization of organization expenses ................             5,600              5,563            4,387              5,563
Registration .........................................             7,454              6,554            6,554              6,854
Directors' fees ......................................             3,000              3,000            3,000              3,000
Advisory (Note 3).....................................            11,685                856            1,064              6,218
12b-1 Distribution fees...............................            10,880                795              938              5,055
Transfer agent (Note 3) ..............................             5,571              4,048            1,714              1,648
Insurance ............................................             3,985              3,985            3,985              3,985
Miscellaneous ........................................             7,118              5,681            5,495              5,126
                                                               ---------          ---------        ---------          ---------
     Total expenses before waivers ...................           144,499             87,203           83,487            103,361
     Less expenses waived / reimbursed ...............          (115,446)           (84,976)         (80,793)           (87,093)
                                                               ---------          ---------        ---------          ---------
     Net expenses ....................................            29,053              2,227            2,694             16,268
                                                               ---------          ---------        ---------          ---------
Net investment income ................................            27,052              2,868            3,922             20,365
                                                               ---------          ---------        ---------          ---------


REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain / (loss) on investments ............           116,521                  0                0               (300)
Net unrealized depreciation on investments............           (83,016)            (2,506)          (4,278)                 0
                                                               ---------          ---------        ---------          ---------
Net realized and unrealized gain / (loss) on
   investments .......................................            33,505             (2,506)          (4,278)              (300)
                                                               ---------          ---------        ---------          ---------
Net increase / (decrease) in net assets resulting from
   operations ........................................         $  60,557          $     362        $    (356)         $  20,065
                                                               =========          =========        =========          =========

* Commencement of operations..






                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Statements of Changes in Net Assets



                                               EQUITY                  BOND                RETIREMENT               HARVEST
                                                FUND                   FUND                INCOME FUND               FUND
                                          October 2, 1995*       October 4, 1995*       October 4, 1995*       October 4, 1995*
                                               through               through                 through                through
                                            July 31, 1996         July 31, 1996           July 31, 1996          July 31, 1996
                                         --------------------   -------------------    --------------------   --------------------
OPERATIONS
Net investment income .................     $    27,052            $    2,868            $      3,922         $       20,365
Net realized gain / (loss) on
   investments ........................         116,521                     0                       0                   (300)
Net change in unrealized
   depreciation on investments ........         (83,016)               (2,506)                 (4,278)                     0
                                             ----------              --------              ----------          -------------
Net increase / (decrease) in net
   assets resulting from
   operations .........................          60,557                   362                    (356)                20,065
                                             ----------              --------              ----------          -------------

DIVIDENDS TO SHAREHOLDERS
From net investment income ............         (27,052)               (2,868)                 (3,922)               (20,365)
                                             ----------              --------              ----------          -------------


CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares .........       3,759,918               198,264                 299,865              2,279,287
Net asset value of shares issued
   to shareholders in
   reinvestment of dividends ..........          17,037                 2,868                   3,922                 20,098
Net asset value of shares
redeemed ..............................        (884,240)               (1,607)                (52,347)            (1,399,392)
                                             ----------              --------              ----------          -------------
Net increase in net assets from
   capital share transactions .........       2,892,715               199,525                 251,440                899,993
                                             ----------              --------              ----------          -------------

Total increase in net assets ..........       2,926,220               197,019                 247,162                899,693

NET ASSETS
Beginning of period ...................          25,000                25,000                  25,000                 25,000
                                             ----------              --------              ----------          -------------
End of period .........................      $2,951,220              $222,019              $  272,162          $     924,693
                                             ==========              ========              ==========          =============

* Commencement of operations.















                See accompanying notes to financial statements.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Notes to Financial Statements - July 31, 1996

         1. DESCRIPTION. Life Cycle Mutual Fundso, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open ended, management investment company and currently consists of four separate investment portfolios (collectively the "Portfolios"): the Life Cycle Equity Fundo (the "Equity Fund"), the Life Cycle Bond Fundo (the "Bond Fund"), the Life Cycle Retirement Income Fundo (the "Retirement Income Fund"), and the Life Cycle Harvest Fundo (the "Harvest Fund"). The Portfolios are offered in connection with an age-based asset allocation program (the "Life Cycle Program") which is designed to meet the long-term retirement investment needs of individual investors. The Life Cycle Program is intended to manage investors' retirement assets by making disciplined age-based asset allocation decisions to achieve this overall objective.

         2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Fund:

     A. Portfolio Valuation. The net asset value per share of the Portfolios is calculated as of 4:00 p.m. (Eastern Time). Securities listed on an exchange are valued at the last sales price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the closing bid price. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service. Short-term securities with maturities of 60 days or less are valued at amortized cost, if their terms to maturity at purchase were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

     B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount, is accrued daily.

     C. Distributions to Shareholders. The Bond Fund, Retirement Income Fund, and Harvest Fund declare dividends from net investment income daily and distribute that income monthly. The Equity Fund declares and distributes net investment income on a quarterly basis. Net realized capital gains will be declared and distributed annually.
     Distributions are recorded on the ex-dividend date.

     D. Federal Income Tax. It is the policy of each of the Portfolios to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable income for the fiscal year. The Portfolios also intend to meet the distribution requirements to avoid the payment of an excise tax.

     E. Organization Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Portfolio's commencement of operations. In the event any of the initial shares of any of the Portfolios are redeemed, the appropriate Portfolio will be reimbursed for any unamortized organization expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at time of redemption.

     F. Determination of Net Asset Value and Calculation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among each Portfolio within the Fund in relation to the net assets of each Portfolio or on another reasonable basis.

     G. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

         3. INVESTMENT ADVISORY, ADMINISTRATIVE AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Benson White & Company (the "Advisor"). The Investment Advisory Agreement provides for the Advisor to supervise all aspects of the Fund's operations and provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Board of Directors, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments. The Advisor is also responsible for the

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Notes to Financial Statements (continued) - July 31, 1996

management and implementation of the Life Cycle Program. Pursuant to the terms of the Investment Advisory Agreement, the Advisor is paid a monthly advisory fee equal to 0.75% of each Portfolio's average daily net assets per annum. For the period ended July 31, 1996, the Advisor earned fees of $11,685, $856, $1,064, $6,218, for the Equity, Bond, Retirement Income, and Harvest Funds, respectively. For the period ended July 31, 1996, the Advisor voluntarily waived fees of $11,685, $856, $1,064, $6,218, for the Equity, Bond, Retirement Income, and Harvest Funds, respectively.

Furman Selz LLC ("Furman Selz") provides the Fund with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administrative services agreement (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, Furman Selz receives a fee, payable monthly, equal to 0.20% of the Fund's aggregate average net assets, subject to a minimum of $250,000 per year, plus out of pocket expenses. For the period ended July 31, 1996, Furman Selz earned $208,332 for services provided to the Fund, consisting of $52,083 from each of the four individual portfolios.

The Fund entered into a distribution agreement (the "Distribution Agreement") with Life Cycle Mutual Funds Distributors, Inc., an affiliate of Furman Selz. Under the Distribution Agreement, Life Cycle Mutual Funds Distributors, Inc., as agent for the Fund, agrees to use its best efforts as sole distributor of the Funds' shares. Under the agreement, the distributor will receive an annual fee of up to 0.75% of average daily net assets in return for financing certain distribution and shareholder related activities related to the Funds' shares. During the period ended July 31, 1996, the actual rates incurred by the Funds were: 0.73%, 0.69%, 0.67% and 0.60% for the Equity, Bond, Retirement Income and Harvest Funds, respectively.

The Advisor has voluntarily agreed to cap the expense ratios at 1.95% for each Portfolio. In order to maintain that expense ratio, the Advisor has agreed to reimburse expenses as follows: Equity Fund - $103,761; Bond Fund - $84,120; Retirement Income Fund - $79,729; Harvest Fund - $80,875

         4. SECURITIES TRANSACTIONS.

            A. Purchase and Sale Transactions. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended July 31, 1996 were as follows:

                                           Common Stocks                      U.S. Government Obligations
                               --------------------------------------    --------------------------------------
                                  Purchases              Sales              Purchases              Sales
                               -----------------    -----------------    -----------------    -----------------

Equity Fund ...............          $4,525,975           $2,179,412        $           0                  $ 0
Bond Fund .................                   0                    0              108,653                    0
Retirement Income Fund.....                   0                    0              170,036                    0

            B. Federal Income Tax Basis. Cost for book and Federal income tax purposes were substantially the same as of July 31, 1996. Gross unrealized appreciation and depreciation of investment securities at July 31, 1996, based on cost for Federal income tax purposes was as follow:

                                          Gross             Gross
                                        Unrealized       Unrealized      Net Unrealized
                                       Appreciation     Depreciation      Depreciation
                                       ------------     ------------     --------------
Equity Fund .....................             $28,786     $   (111,802)         $(83,016)
Bond Fund .......................                   0           (2,506)           (2,506)
Retirement Income Fund ..........                   0           (4,278)           (4,278)
Harvest Fund ....................                   0                0                 0

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Notes to Financial Statements (continued) - July 31, 1996

         5. CAPITAL SHARE TRANSACTIONS. The Fund is authorized to issue 20 billion shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios are as follows:

                                                                                      Retirement
                                                                 Bond Fund            Income Fund
                                           Equity Fund            October              October 4,           Harvest Fund
                                        October 2, 1995*          4, 1995*               1995*            October 4, 1995*
                                             through               through              through               through
                                          July 31, 1996         July 31, 1996        July 31, 1996         July 31, 1996
                                       --------------------  --------------------  -------------------   -------------------

Beginning balance .................                  2,500                 2,500                2,500                 2,500
                                       --------------------  --------------------  -------------------   -------------------
Shares sold .......................                351,123                19,977               30,286               227,927
Shares issued in reinvestment of
dividends .........................                  1,598                   291                  397                 2,010
Shares redeemed ...................                (78,982)                 (163)              (5,300)             (139,938)
                                       --------------------  --------------------  -------------------   -------------------
Net increase in shares ............                273,739                20,105               25,383                89,999
                                       --------------------  --------------------  -------------------   -------------------
Ending Balance ....................                276,239                22,605               27,883                92,499
                                       ====================  ====================  ===================   ===================

* Commencement of Operations.

         6. SUBSEQUENT EVENT. On July 1, 1996, Furman Selz announced that it had entered into an agreement pursuant to which its mutual funds division would be acquired by BISYS Group, Inc. ("BISYS") subject to certain conditions. It is anticipated that, following consummation of that transaction, services currently provided to the Funds by Furman Selz will be provided by BISYS and certain affiliates under terms and conditions substantially the same as those currently in effect with respect to such services.

LIFE CYCLE MUTUAL FUNDS(TM), INC.
Financial Highlights+
For a share outstanding throughout each period



                                                 EQUITY                  BOND                 RETIREMENT               HARVEST
                                                  FUND                   FUND                 INCOME FUND                FUND
                                            October 2, 1995*       October 4, 1995*        October 4, 1995*        October 4, 1995*
                                                 through                through                 through                through
                                              July 31, 1996          July 31, 1996           July 31, 1996          July 31, 1996
                                           --------------------   --------------------    --------------------    ------------------

Net Asset Value, Beginning of Period ....         $10.00                  $10.00                $10.00                  $10.00
                                                 --------               ---------               --------               ---------

Income from Investment Operations:
     Net investment income ..............           0.12                    0.22                   0.24                    0.20
     Net realized and unrealized gain /
         loss on investments ............           0.68                   (0.18)                 (0.24)                   0.00
                                                 --------               ---------               --------               ---------
     Total from Investment Operations ...           0.80                    0.04                   0.00                    0.20
                                                 --------               ---------               --------               ---------

Less Distributions:
     Dividends from net investment
         income .........................          (0.12)                  (0.22)                 (0.24)                  (0.20)
                                                 --------               ---------               --------               ---------

Net Asset Value, End of Period ..........         $10.68                   $9.82                  $9.76                  $10.00
                                                 ========               =========               ========               =========


Total Return ............................          8.05%                   0.39%                  (0.02)%                 2.05%

Net Assets, End of Period (in
     thousands) .........................         $2,951                   $222                    $272                    $925

Ratios to Average Net Assets of:
     Net investment income** ............          1.82%                   2.51%                   2.83%                  2.44%
     Expenses before waivers** ..........          9.70%                  76.34%                  60.32%                 12.38%
     Expenses net of waivers** ..........          1.95%                   1.95%                   1.95%                  1.95%

Portfolio Turnover Rate .................           132%                      0                       0                      0
Average Commission Rate .................          $0.03                      0                       0                      0

  *  Commencement of operations.
  + Per share amounts based on the average number of shares outstanding during the period from commencement of operations to July 31, 1996.
**   Annualized.













                See accompanying notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the Life Cycle Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Life Cycle Equity, Life Cycle Bond, Life Cycle Retirement Income, and Life Cycle Harvest Funds (the "Funds") of the Life Cycle Mutual Funds, Inc. as of July 31, 1996, and the related statements of operations, changes in net assets and the financial highlights for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Life Cycle Mutual Funds, Inc. as of July 31, 1996, and the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania

September 25,  1996

LIFE CYCLE MUTUAL FUNDS(TM), INC.


Board of Directors

Clay B. Mansfield *                                           Frederik Fazer
        Chairman                                                     Director

Timothy W. Cunningham *                                       Thomas Flanigan
        President                                                    Director

                                                              Robert Straniere
                                                                     Director


* "Interested Person" as that term is defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------


Officers

Clay B. Mansfield                                      Sheryl Hirschfeld
Chairman of the Board and Treasurer                    Assistant Secretary

Timothy W. Cunningham                                  William Hastings, Jr.
President and Secretary                                Assistant Secretary

Joan V. Fiore                                          John J. Pileggi
        Assistant Secretary                                  Assistant Treasurer

Gordon M. Forrester
Assistant Treasurer